Net Income (Loss) per Share	6 Months Ended
Jun. 30, 2018
Earnings Per Share [Abstract]
Net Income (Loss) per Share

(14)        Net Income (Loss) per Share

Net income (loss) per share is presented in conformity with the two‑class method required for multiple classes of common stock and participating securities.

The participating securities include Series C, D, E, F and G convertible preferred stock, as the holders of these series of preferred stock are entitled to receive a noncumulative dividend in preference to the common stockholders in the event that a dividend is declared on common stock. In the year ended December 31, 2017 the amount of income generated by the Company was less than the stated annual dividend amount that would have been allocated to the preferred stockholders in the event that a dividend had been declared and thus no income has been allocated to the common stockholders. The holders of Series C, D, E, F and G preferred stock do not have a contractual obligation to share in the losses. As such, net loss for the six months ended June 30, 2017 and year ended December 31, 2016 was not allocated to these participating securities. The convertible preferred stock converted to common stock upon the closing of the Company’s IPO on April 30, 2018 (unaudited). As such only the income earned during the period prior to their conversion is allocated to these shares during the six months ended June 30, 2018 (unaudited).

Basic income (loss) per share is computed using the weighted average number of common shares outstanding during the period, and excludes any dilutive effects of common stock equivalent shares such as stock options, restricted stock, warrants, and convertible preferred stock. Diluted income (loss) per share is computed using the weighted average number of common shares outstanding and potentially dilutive common stock options, restricted stock, warrants, and convertible preferred stock.

The following table sets forth the calculation of basic and diluted net income (loss) per share attributable to common stockholders during the periods presented:

	Six Months Ended		Year Ended
	June 30,		December 31,
(in thousands, except per share data)	2018	2017	2017	2016
	(Unaudited)
Numerator:
Net income (loss)	$7,569	$(1,500)	$1,837	$(14,202)
Participating securities:
Income allocated to preferred stockholders	(4,415)	—	(1,837)	—
Net income (loss) attributable to common stockholders	3,154	(1,500)	-	(14,202)

Denominator:
Weighted-average shares, basic	13,761	2,613	2,735	2,500
Dilutive effect of warrant	137	—	—	—
Dilutive effect of restricted stock units and awards	1	—	—	—
Dilutive effect of common stock options	4,898	—	—	—
Weighted-average common shares outstanding, diluted	18,797	2,613	2,735	2,500
Net income (loss) per share attributable to common stockholders:
Basic	$0.23	$(0.57)	$—	$(5.68)
Diluted	$0.17	$(0.57)	$—	$(5.68)

The following potentially dilutive shares of convertible preferred stock, preferred stock warrants, restricted stock awards and units, and stock options were not included in the calculation of diluted shares above as the effect would have been anti‑dilutive:

	Six Months Ended		Year Ended
	June 30,		December 31,
(in thousands)	2018	2017	2017	2016
	(Unaudited)
Convertible preferred stock	—	24,642	23,095	19,774
Preferred stock warrants	—	214	214	214
Restricted stock units and awards	541	—	—	—
Stock options to purchase common stock	—	5,150	5,369	4,602
Total	541	30,006	28,678	24,590